Financial assets at fair value through profit or loss - Derivative Financial Assets FVTPL - Foreign Currency Forward and Interest Rate Swap (Details) - ARS ($) $ in Thousands		Dec. 31, 2023	Dec. 31, 2022
Foreign Currency Forwards
Foreign currency forward purchases - US$		$ 169,836	$ 1,165,119
Foreign currency forward sales - US$	[1]	119,093	1,217,856
Foreign currency forward sales - Euros	[1]	5,500	1,825
Interest Rate Swaps
Fixed rate for floating rate	[2]	0	1,500,000
Put Options
Put options taken		$ 142,183,107	$ 4,685,000

[1]	See note 17.1.
[2]	Floating rate: BADLAR (Buenos Aires Deposits of Large Amount Rate), is the interest rate for time deposits over 1 (one) million pesos, for 30 to 35 days.